                                                               EXHIBIT 10-CC



         THIS FIRST AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT AND ASSIGNMENT (this "First Amendment") is made and entered into as of the 6th day of December, 1995 (the "Syndication Effective Date"), with respect to the US$1,000,000,000 Credit Agreement dated as of November 28, 1995 (the "Credit Agreement") among The Columbia Gas System, Inc., a Delaware corporation ("Borrower"), Citibank, N.A., individually and as administrative, documentation and co-syndication agent (in such capacity, the "Agent"), Bank of Montreal, Bankers Trust Company, Chemical Bank, CIBC, Inc., and Morgan Guaranty Trust Company of New York, each as a Co-Syndication Agent (collectively, with the Agent, the "Existing Lenders") and each of the banks and financial institutions listed on Schedule II hereto under the heading "Assignee" (collectively, the "New Lenders"). Defined terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Existing Lenders now desire to effect a general syndication of the Credit Agreement and the related assignment of the outstanding Advances and Letters of Credit thereunder, and certain other changes to the Credit Agreement, by amending certain terms of the Credit Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                   Amendments

         Section 1.1. All references to "Schedule I" in the Credit Agreement are hereby amended to refer to Schedule I attached to this First Amendment.

         Section 1.2.     The following terms, which are defined in Section
1.01 of the Credit Agreement, are hereby amended as follows:

                 (a) The definition of "Reference Banks" is amended in its entirety to read as follows:

                 "Reference Banks" means Citibank, Canadian Imperial Bank of Commerce and PNC Bank National Association.

                 (b) The definition of "Swing Line Banks" is amended in its entirety to read as follows:

                 "Swing Line Banks" means Citibank, PNC Bank National Association and such other Lenders mutually acceptable to the Borrower and the Agent.

         Section 1.3 Section 1.01 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which, respectively, read in their entirety as follows:

                 "First Amendment" means that certain First Amendment and Supplement to Credit Agreement and Assignment dated as of December 6, 1995, among the Borrower, the Agent and the lenders party thereto.

                 "Co-Agents" means Commerzbank A.G. and PNC Bank National Association.

         Section 1.4 Section 7.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 Managing and Co-Syndication Agents/ Co-Agents as Lenders. No Managing and Co-Syndication Agent or Co-Agent shall have any rights, responsibilities or obligations other than as a Lender hereunder.

         Section 1.5 Section 5.02(c) of the Credit Agreement is hereby amended by inserting the following language in the first sentence of such Section, immediately after the words "(whether in one transaction or a series of transactions),":

                 "or permit its Material Subsidiaries to sell, convey, transfer or otherwise dispose of (whether in one transactions or a series of transactions;"

         Section 1.6 Section 8.04(b)(i) of the Credit Agreement is hereby amended by inserting the following language in the first sentence of such Section, immediately after the words "each Managing and Co-syndication Agent,":

                 "each Co-Agent,".

         Section 1.7 Section 8.04(b)(ii) of the Credit Agreement is hereby amended by adding the following sentence to the end of Section 8.04(b)(ii):

                 "In the event that any Letter of Credit, at the request or direction of the Borrower, shall expressly choose a state or country law other than New York, U.S.A., the Borrower shall be obligated to reimburse the Issuing Lender for payments made under such Letter of Credit if such payment is justified under either New York law or the law governing such Letter of Credit."

         Section 1.8 Section 8.07(a) of the Credit Agreement is hereby amended by adding the following language to such Section, immediately following subsection (ii) of the first proviso thereof:

                 "subject to the right of the Agent and each Managing and Co-Syndication Agent and each Co-Agent, from the date hereof until March 31, 1996, to make assignments of their respective Revolving Credit Commitment in accordance with this Section 8.07 in an amount equal to or greater than $1,000,000, provided that the assignee of any such assignment, after giving effect to all assignments being made to such assignee, shall have Revolving Credit Commitments of at least #$5,000,000,".

         Section 1.9 Section 8.07(a) of the Credit Agreement is hereby further amended by amending, in its entirety, the second proviso thereof as follows:

                 "provided further that (A) in the case of an assignment by any Lender to an Affiliate of such Lender, or an assignment by any Lender to any other Lender, the Borrower must be given written notice thereof, but the consent of the Lender shall not be required and (B) to the extent that more than one Lender makes an assignment to the same assignee on the same date prior to March 31, 1996, only one processing and recordation fee shall be required to be paid in connection with all of such assignments.


                                   ARTICLE 11

                         Sales and Assignments; Funding

         Section 2.1 Effective on and as of the Syndication Effective Date, each Existing Lender hereby sells, assigns and transfers to the applicable New Lenders, and each New Lender hereby purchases and assumes from the applicable Existing Lenders and undivided interest in and to such Existing Lender's Commitment in the amounts set forth on Schedule II hereto, together with a corresponding undivided interest in and to such Existing Lender's rights and obligations under the Credit Agreement, as amended and supplemented hereby, resulting in the New Lenders and the Existing Lenders constituting the Lenders under the Credit Agreement. The result of the assignments contained in this
Section 2.1 is that the respective Revolving Credit Commitment and Swing Line Commitment of each Existing Lender and each New Lender shall be in the amounts set forth opposite such Lender's name on the signature pages hereto, with each such Lender holding a promissory note from the Borrower in the amount reflected on such signature pages under the heading "Revolving Credit Commitment". Each New Lender (i) agrees that upon the effectiveness of this First Amendment it will perform, in accordance with their terms, all of the obligations required to be performed by such New Lender under the terms of the Credit Agreement and
(ii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender has attached hereto any United States Internal Revenue Service forms required under Section
2.15 of the Credit Agreement.

         Section 2.2 Subject to the prior effectiveness of this First Amendment, and in order to give effect to the reallocation of the Commitments and the outstanding Advances among the Existing Lenders and the New Lenders provided for by Section 2.1 of this First Amendment, before 11:00 a.m (New York City time) on the Syndication Effective Date:

                 (i) Each New Lender shall make available to the Agent's Account, for the respective accounts of the Existing Lenders, an amount equal to such New Lender's Pro Rata Share of the outstanding Advances under the Credit Agreement and the outstanding Letters of Credit issued under the Credit Agreement (as such amounts are reflected on Schedule III hereto); and

                 (ii) Promptly thereafter (but in any event on the same day), the Agent shall cause to be distributed in like funds to each Existing Lender, for the account of its Applicable Lending Office, such Existing Lender's Pro Rata Share (without giving effect to the reallocation of Commitments under this First Amendment) of the amount paid by the New Lenders pursuant to clause (i) of this Section 2.2.

         Section 2.3 Subject to the prior effectiveness of this First Amendment, and in order to give effect to the reallocation of the commitments among the Existing Lenders and the New Lenders provided for by Section 2.1 of this First Amendment and the participation fees required to be paid under the Credit Agreement, before 11:00 a.m. (New York City time) on the Syndication Effective Date:

                 (i) Each Existing Lender shall make available to the Agent's Account, for the respective accounts of the New Lenders, $69,916.67 (the total amount being the "Syndicate Participation Fees"); and

                 (ii) Promptly thereafter (but in any event on the same day), the Agent shall cause to be distributed in like funds to each New Lender, for the account of its Applicable Lending Office, the amount of the Syndicate Participation Fees as set forth on Schedule IV hereto.

         Section 2.4 Upon receipt of the monies by the Agent, as provided in Section 2.2(i) and 2.3(i) of this First Amendment and payment of the monies by the Agent, as provided in Section 2.2(ii) and 2.3(ii) of this First Amendment, the Agent shall make appropriate entries in its books pursuant to
Section 8.07 of the Credit Agreement to reflect the reallocation of Commitments, Advances and Letters of Credit effected by this First Amendment.


                                  ARTICLE III

                                 Effectiveness

         Section 3.1 This First Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this First Amendment executed by the Borrower, the Existing Lenders and the New Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this First Amendment. The Agent shall promptly notify the Borrower when all such counterparts have been received. This First Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.


                                   ARTICLE IV

                          Waivers to Credit Agreement

         Section 4.1 The Borrower, Agent and each Existing Lender agrees to waive the requirements of Section 8.07 of the Credit Agreement solely for the purpose of and to the extent required to permit the reallocation of Commitments, Advances and Letters of Credit pursuant to the provisions of this First Amendment.


                                   ARTICLE V

                                 Miscellaneous

         Section 5.1 The Credit Agreement, as specifically amended by this First Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Borrower or any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         Section 5.2 This First Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

         Section 5.3 This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.

         Section 5.4 This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                 If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this First Amendment to Shearman & Sterling, 599 Lexington Avenue, New York, New York, 10022, Attention: Michael Bowman, fax number (212) 848-7179.

                                        Very truly yours,

                                        THE COLUMBIA GAS SYSTEM, INC.


                                        By    /s/ L. J. Bainter
                                           ----------------------------------
                                             Title:   Treasurer


                                        CITIBANK, N.A.,
                                            as Agent



                                        By    /s/ Arezoo Jafari
                                           ----------------------------------
                                              Title:      Arezoo Jafari
                                                    Assistant Vice President

Agreed as of the date first above written:

Revolving Credit                  Swing Line
Commitment                        Commitment
----------                        ----------
$78,900,000                       $15,000,000                 CITIBANK, N.A.,


                                                              By    /s/ Arezoo Jafari
                                                                 ----------------------------------
                                                              Title:     Arezoo Jafari
                                                                   Assistant Vice President


$78,900,000                       $0                          BANK OF MONTREAL,
                                                              CHICAGO BRANCH


                                                              By    /s/ Bernard Silgardo
                                                                 ----------------------------------
                                                                   Title:   Director


$78,900,000                       $0                          BANKERS TRUST COMPANY


                                                              By    /s/ Mary Jo Jolly
                                                                 ----------------------------------
                                                                   Title:     Mary Jo Jolly
                                                                       Assistant Vice President


$78,900,000                       $0                          CIBC, INC.


                                                              By    /s/ R. E. Long
                                                                 ----------------------------------
                                                                   Title:   Vice President


$78,900,000                       $0                          CHEMICAL BANK


                                                              By    /s/ James H. Ramage
                                                                 ----------------------------------
                                                                   Title:   James H. Ramage
                                                                             Vice President

Revolving Credit          Swing Line
Commitment                Commitment
----------                ----------
$78,900,000               $0                                  MORGAN GUARANTY TRUST
                                                              COMPANY OF NEW YORK


                                                              By    /s/ J. S. Finch
                                                                 ----------------------------------
                                                                   Title: Vice President


$65,800,000               $0                                  COMMERZBANK, A.G.,
                                                              NEW YORK BRANCH


                                                              By    /s/ Dempsey Gable
                                                                 ----------------------------------
                                                                   Title: Senior Vice President


$65,800,000               $15,000,000                         PNC BANK NATIONAL ASSOCIATION


                                                              By    /s/ L. E. Susack
                                                                 ----------------------------------
                                                                   Title: Vice President


$60,000,000               $0                                  SOCIETE GENERALE, NEW YORK
                                                              BRANCH


                                                              By     /s/ Gordon Eadon
                                                                 ----------------------------------
                                                                 Title: Gordon Eadon
                                                                       Vice President

Revolving Credit          Swing Line
Commitment                Commitment
----------                ----------
$50,000,000               $0                                  CREDIT LYONNAIS
                                                              CAYMAN ISLAND BRANCH

                                                              By    /s/ Xavier Ratouis
                                                                 ----------------------------------
                                                                   Title: Xavier Ratouis
                                                                          Authorized Signature


$50,000,000               $0                                  THE SANWA BANK. LIMITED


                                                              By    /s/ Dorn Sorreso
                                                                 ----------------------------------
                                                                   Title: Vice President


$35,000,000               $0                                  CAISSE NATIONALE DE CREDIT
                                                            AGRICOLE


                                                              By    /s/ Dean Balice
                                                                 ----------------------------------
                                                                    Title:      Dean Balice
                                                                           Senior Vice President
                                                                              Branch Manager


25,000,000                $0                                  THE BANK OF NOVA SCOTIA


                                                              By    /s/ F. C. H. Ashby
                                                                 ----------------------------------
                                                                   Title:     F. C. H. Ashby
                                                                      Senior Manager Loan Operations


$25,000,000               $0                                  DAI-ICHI KANGYO BANK, LTD.


                                                              By    /s/ Takeshi Kurita
                                                                 ----------------------------------
                                                                   Title: Vice President

Revolving Credit          Swing Line
Commitment                Commitment
----------                ----------
$25,000,000               $0                                  THE FIRST NATIONAL BANK OF
                                                              CHICAGO


                                                              By    /s/ Kenneth Bauer
                                                                 -----------------------------------------
                                                                   Title: Corporate Banking Officer


$25,000,000               $0                                  KREDIETBANK N.V.


                                                              By    /s/ Armen Karozichian Robert Snauffer
                                                                 ----------------------------------------
                                                                   Title:Armen Karozichian Robert Snauffer
                                                                                Vice President   Vice President


$25,000,000               $0                                  THE MITSUBISHI BANK, LIMITED,
                                                              NEW YORK BRANCH


                                                              By    /s/ Robert J. Dilloff
                                                                 -----------------------------------------
                                                                   Title: Robert J. Dilloff
                                                                               Vice President


$25,000,000               $0                                  NATIONAL CITY BANK, COLUMBUS


                                                              By    /s/ Jeffrey Hawthorne
                                                                 -----------------------------------------
                                                                   Title: Vice President


$25,000,000               $0                                  ROYAL BANK OF CANADA


                                                              By    /s/ J. D. Frost
                                                                 -----------------------------------------
                                                                   Title:      J. D. Frost
                                                                             Senior Manager

Revolving Credit          Swing Line
Commitment                Commitment
----------                ----------
$25,000,000       $0                                     UNION BANK OF SWITZERLAND,
                                                              NEW YORK BRANCH


                                                              By    /s/ James P. Kelleher
                                                                 --------------------------------------------------
                                                                   Title:      James P. Kelleher
                                                                           Assistant Vice President

                                                              By    /s/ Peter B. Yearley
                                                                 ----------------------------------------------------
                                                                   Title:          Peter B. Yearley
                                                                                    Vice President


$1,000,000,000   $30,000,000               Total of the Commitments

                                   SCHEDULE I
                         THE COLUMBIA GAS SYSTEM, INC.
                        $1,000,000,000 CREDIT AGREEMENT

                           APPLICABLE LENDING OFFICES


Name of Initial Lender                 Domestic Lending Office                   Eurodollar Lending Office
----------------------                 -----------------------                   -------------------------
Bank of Montreal                       Bank of Montreal, Chicago Branch          Bank of Montreal, Chicago
                                       115 S. LaSalle Street                     Branch
                                       Chicago, IL 60603                         115 S. LaSalle Street
                                       Attn: Loan Accounting                     Chicago, IL 60603
                                                                                 Attn: Loan Accounting


CIBC, Inc.                             CIBC, Inc.                                CIBC, Inc.
                                       2727 Paces Ferry Road                     2727 Paces Ferry Road
                                       Suite 1200                                Suite 1200
                                       Atlanta, GA 30339                         Atlanta, GA 30339
                                       Attn: Suzanne Miles                       Attn: Suzanne Miles


Morgan Guaranty Trust Company          Morgan Guaranty Trust Company             Morgan Guaranty Trust Company
of New York                             of New York                              of New York
                                       60 Wall Street                            Nassau Bahamas Office
                                       New York, NY 10260                        c/o J.P. Morgan Services, Inc.
                                       Attn: Loan Operations                     Loan Operations, 3rd Floor
                                                                                 500 Stanton Christiana Road
                                                                                 Newark, DE 19713


Royal Bank of Canada                   Royal Bank of Canada                      Royal Bank of Canada
                                       1 Financial Square                        1 Financial Square
                                       24th Floor                                24th Floor
                                       New York, NY 10005                        New York, NY 10005
                                       Attn:                                     Attn:


National City Bank, Columbus           National City Bank, Columbus              National City Bank, Columbus
                                       155 East Broad Street                     155 East Broad Street
                                       Columbus, OH 43251                        Columbus, OH 43251
                                       Attn: Jeffrey L. Hawthorne, V.P.          Attn: Jeffrey L. Hawthorne, V.P.


The Dai-Ichi Kangyo Bank,              The Dai-Ichi Kangyo Bank,                 The Dai-Ichi Kangyo Bank,
Limited                                Limited, New York Branch                  Limited, New York Branch
                                       One World Trade Center,                   One World Trade Center,
                                       Suite 4911                                Suite 4911
                                       New York, NY 10048                        New York, NY 10048
                                       Attn:                                     Attn:

                                   SCHEDULE I
                         THE COLUMBIA GAS SYSTEM, INC.
                        $1,000,000,000 CREDIT AGREEMENT

                     APPLICABLE LENDING OFFICES (Continued)




Name of Initial Lender                 Domestic Lending Office                   Eurodollar Lending Office
----------------------                 -----------------------                   -------------------------
The Mitsubishi Bank, Limited -         The Mitsubishi Bank, Limited -            The Mitsubishi Bank, Limited -
New York Branch                        New York Branch                           New York Branch
                                       225 Liberty Street                        225 Liberty Street
                                       Two World Financial Center                Two World Financial Center
                                       New York, NY 10281                        New York, NY 10281
                                       Attn: James Fuell                         Attn: James Fuell

                                  SCHEDULE II



================================================================================================================
                                                                                                AMOUNT OF
ASSIGNOR                                      ASSIGNEE                                     COMMITMENT ASSIGNED
----------------------------------------------------------------------------------------------------------------
  Citibank, N.A.                             Union Bank of Switzerland                        $25,000,000
----------------------------------------------------------------------------------------------------------------
  Citibank, N.A.                             Royal Bank of Canada                             $25,000,000
----------------------------------------------------------------------------------------------------------------
  Citibank, N.A.                             National City Bank, Columbus                     $25,000,000
----------------------------------------------------------------------------------------------------------------
  Citibank, N.A.                             Mitsubishi Bank, Limited                         $12,766,667
----------------------------------------------------------------------------------------------------------------
  Bank of Montreal                           Mitsubishi Bank, Limited                         $12,233,333
----------------------------------------------------------------------------------------------------------------
  Bank of Montreal                           Kredietbank N.V.                                 $25,000,000
----------------------------------------------------------------------------------------------------------------
  Bank of Montreal                           The First National Bank of Chicago               $25,000,000
----------------------------------------------------------------------------------------------------------------
  Bank of Montreal                           Dai-Ichi Kangyo Bank, Ltd.                       $25,000,000
----------------------------------------------------------------------------------------------------------------
  Bank of Montreal                           The Bank of Nova Scotia                          $533,334
----------------------------------------------------------------------------------------------------------------
  Bankers Trust                              The Bank of Nova Scotia                          $24,466,666
----------------------------------------------------------------------------------------------------------------
  Bankers Trust                              Caisse Nationale de Credit Agricole              $35,000,000
----------------------------------------------------------------------------------------------------------------
  Bankers Trust                              Sanwa Bank, Limited                              $28,300,001
----------------------------------------------------------------------------------------------------------------
  CIBC, Inc.                                 Sanwa Bank, Limited                              $21,699,999
----------------------------------------------------------------------------------------------------------------
  CIBC, Inc.                                 Credit Lyonnais                                  $50,000,000
----------------------------------------------------------------------------------------------------------------
  CIBC, Inc.                                 Societe Generale                                 $16,066,668
----------------------------------------------------------------------------------------------------------------
  Chemical Bank                              Societe Generale                                 $43,933,332
----------------------------------------------------------------------------------------------------------------
  Chemical Bank                              PNC Bank National Association (Co-Agent)         $43,833,335
----------------------------------------------------------------------------------------------------------------
  Morgan Guaranty Trust Company of
  New York                                   PNC Bank National Association (Co-Agent)         $21,966,665
----------------------------------------------------------------------------------------------------------------
  Morgan Guaranty Trust Company of
  New York                                   Commerzbank, A.G.  (Co-Agent)                    $65,800,000
----------------------------------------------------------------------------------------------------------------
                              Total
================================================================================================================

                                  SCHEDULE III

         PRO RATA SHARE OF OUTSTANDING ADVANCES AND LETTERS OF CREDIT

Outstanding Advances as of the Syndication Effective Date: $330,000,000 Issued Letters of Credit as of the Syndication Effective Date: $58,822,523.15

                                             PRO RATA SHARE                      PRO RATA SHARE
                                             OF OUTSTANDING                      OF OUTSTANDING
NEW BANK                                           ADVANCES                      LETTERS OF CREDIT
--------                                     ----------------------              -----------------
CITIBANK, N.A.                               $26,037,000                         $4,641,097.10

BANK OF MONTREAL                             $26,037,000                         $4,641,097.10

BANKERS TRUST COMPANY                        $26,037,000                         $4,641.097.10

CIBC, INC.                                   $26,037,000                         $4,641,097.10

CHEMICAL BANK                                $26,037,000                         $4,641,097.10

MORGAN GUARANTY TRUST                        $26,037,000                         $4,641,097.10
OF NEW YORK

COMMERZBANK, A.G.                            $21,714,000                         $3,870,522.00

PNC BANK NATIONAL                            $21,714,000                         $3,870,522.00
ASSOCIATION

SOCIETE GENERALE                             $19,800,000                         $3,529,351.30

CREDIT LYONNAIS                              $16,500,000                         $2,941,126.15

THE SANWA BANK LIMITED                       $16,500,000                         $2,941,126.15

CAISSE NATIONALE DE                          $11,550,000                         $2,058,788.15
CREDIT AGRICOLE

THE BANK OF NOVA SCOTIA                      $ 8,250,000                         $1,470,563.10

DAI-ICHI KANGYO BANK, LTD.                   $ 8,250,000                         $1,470,563.10

THE FIRST NATIONAL                           $ 8,250,000                         $1,470,563.10
BANK OF CHICAGO

KREDIETBANK N.V.                             $ 8,250,000                         $1,470,563.10

THE MITSUBISHI BANK, LIMITED                 $ 8,250,000                         $1,470,563.10

NATIONAL CITY BANK, COLUMBUS                 $ 8,250,000                         $1,470,563.10

ROYAL BANK OF CANADA                         $ 8,250,000                         $1,470,563.10

UNION BANK OF SWITZERLAND                    $ 8,250,000                         $1,470,563.10

                                  SCHEDULE IV

                       EACH NEW LENDERS PARTICIPATION FEE




NEW BANK                                            PARTICIPATION FEE
--------                                            -----------------
COMMERZBANK, A.G.                                   $82,250

PNC BANK NATIONAL                                   $82,250
ASSOCIATION

SOCIETE GENERALE                                    $54,000

CREDIT LYONNAIS                                     $40,000

THE SANWA BANK LIMITED                              $40,000

CAISSE NATIONALE DE                                 $21,000
CREDIT AGRICOLE

THE BANK OF NOVA SCOTIA                             $12,500

DAI-ICHI KANGYO BANK, LTD.                          $12,500

THE FIRST NATIONAL                                  $12,500
BANK OF CHICAGO

KREDIETBANK N.V.                                    $12,500

THE MITSUBISHI BANK, LIMITED                        $12,500

NATIONAL CITY BANK, COLUMBUS                        $12,500

ROYAL BANK OF CANADA                                $12,500

UNION BANK OF SWITZERLAND                           $12,500